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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): August 24, 1995.

                                   MPTV, INC.

             (Exact Name of Registrant as Specified in its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


          0-16545                         88-0222781
  (Commission File Number)                (I.R.S. Employer Identification No.)


                                  3 Civic Plaza
                                    Suite 210
                        Newport Beach, California  92660
          (Address of Principal Executive Offices, Including Zip Code)


                                 (714) 760-6747
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.

OTHER EVENTS.

MPTV, Inc., a Nevada corporation (the "Registrant"), has announced that negotiations have been terminated with Consortium International, Inc. for an $8,600,000 loan secured by the Lake Tropicana Timeshare Resort.

As permitted by General Instruction F to Form 8-K, the Registrant hereby incorporates by reference the information contained in the press release dated August 23, 1995, which is filed as an Exhibit to this Report on Form 10-K.


ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired: N/A

     (b)  PRO FORMA financial information:  N/A

     (c)  Exhibits:

          EXHIBIT NO.         DESCRIPTION
          -----------         -----------

             99.1 Press Release, dated August 23, 1995, regarding Consortium International.



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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   MPTV, INC.




Date:    September 11, 1995        By:/s/ JAMES C. VELLEMA
                                      ---------------------------------------
                                      Name: James C. Vellema
                                      Title: Chairman/Chief Executive Officer



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